SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report	July 28, 2004
(Date of earliest event reported)	(July 26, 2004)

     HEARTLAND FINANCIAL, USA, INC.
      (Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Heartland Financial USA, Inc. on July 26, 2004 (the "Original Report") and is identical to the Original Report except for the correction of the information disclosed in the line item "Common shares outstanding, net of treasury" in the Consolidated Financial Highlights contained in Exhibit 99.1. The press release originally issued on July 26, 2004, has been reissued with the corrected information.

Item 7.    Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    None.

(b)  PRO FORMA FINANCIAL INFORMATION.

    None.

(c)  EXHIBITS

      99.1   Corrected press release dated July 27, 2004.

Item 12.    Results of Operations and Financial Condition

On July 26, 2004,  Heartland Financial USA, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2004. The corrected press release explains the correction and is otherwise identical to the press release issued on July 26, 2004, except for the correction of the information disclosed in the line item "Common shares outstanding, net of treasury" in the Consolidated Financial Highlights. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC.

Date: July 28, 2004	By:	/s/ John K. Schmidt

Executive Vice President, CFO and COO